Report of Independent
Registered Public Accounting
 Firm


The Board of Trustees and
Shareholders
AARP Portfolios
In planning and performing
our audits of the financial
statements of US Stock
Market Portfolio US Bond
Market Portfolio and
 International Stock
 Market Portfolio each
a series of AARP Portfolios
as of and for
the year or periods ended
 June 30 2008 in accordance
with the standards of the
Public Company
Accounting Oversight Board
 United States we
considered its internal
 control over financial
 reporting
including control over
safeguarding securities
 as a basis for designing
our auditing procedures
for the
purpose of expressing our
 opinion on the financial
 statements and to comply
 with the requirements of
 Form
NSAR but not for the purpose
of expressing an opinion on the
effectiveness of AARP
Portfolios internal
control over financial
 reporting Accordingly
we express no such opinion

The management of AARP
Portfolios is responsible
 for establishing and
maintaining effective
internal
control over financial
reporting In fulfilling
this responsibility
estimates and judgments
 by management are
required to assess the
 expected benefits and
 related costs of controls
 A companys internal
 control over
financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
 purposes in accordance
 with
generally accepted
accounting principles
A companys internal
control over financial
 reporting includes
those policies and
 procedures that 1
pertain to the
maintenance of records
 that in reasonable detail
accurately and fairly
 reflect the transactions
 and dispositions of
the assets of the company
 2 provide
reasonable assurance
that the transactions
are recorded as necessary
 to permit preparation
of financial
statements in accordance
 with generally accepted
 accounting principles
and that receipts and
 expenditures
of the company are being
made only in accordance
 with authorization of
management and directors
 of the
company and 3 provide
 reasonable assurance
 regarding prevention
or timely detection of
 unauthorized
acquisition use or
disposition of the
companys assets that
 could have a material
 effect on the financial
statements

Because of its inherent
limitations internal
control over financial
reporting may not prevent
or detect
misstatements Also
projections of any
 evaluation of effectiveness
 to future periods are
subject to the risk
that controls may become
inadequate because of
 changes in conditions
or that the degree of
 compliance
with the policies or
 procedures may deteriorate

A deficiency in internal
 control over financial
reporting exists when
the design or operation
 of a control
does not allow management
 or employees in the
normal course of performing
 their assigned functions
 to
prevent or detect misstatements
 on a timely basis A material
weakness is a deficiency or
combination of
deficiencies in internal
control over financial
reporting such that there
 is a reasonable possibility
 that a
material misstatement
 of the AARP Portfolios
 annual or interim
financial statements
will not be prevented
or detected on a timely
basis

Our consideration of
 AARP Portfolios
internal control over
 financial reporting
was for the limited purpose
described in the first
paragraph and would not
 necessarily disclose
 all deficiencies in
internal control that
might be material
weaknesses under
 standards established
by the Public Company
Accounting Oversight
Board United States
However we noted no
deficiencies in AARP
Portfolios internal
control over financial
reporting and its
operation including
 controls over
safeguarding securities
that we consider to be
a material
weakness as defined
above as of June 30 2008

This report is
intended solely for
the information and
use of management and
 the Board of Trustees
 of
AARP Portfolios and
the Securities and
 Exchange Commission
 and is not intended
 to be and should not
 be
used by anyone other
 than these specified
 parties
 KPMG LLP
Boston Massachusetts
August 20 2008